SCHEDULE 14A
                               (Rule 14a-101)
                INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No. 1)

Filed by registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:

[ ] Preliminary proxy statement
[X] Definitive proxy statement
[X] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                           InvestAmerica, Inc.
        -----------------------------------------------------
           (Name of Registrant as Specified in its Charter)

                           InvestAmerica, Inc.
       ------------------------------------------------------
              (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)  Proposed maximum aggregate value of transaction:

    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount previously paid:

2)  Form, schedule or registration statement No.:

3)  Filing party:

4)  Date filed:

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                                INVESTAMERICA, INC.
                                     Suite 148
                               4664 Lougheed Highway
                        Burnaby, British Columbia  V5C 5T5
                                       Canada

CORRECTION/SUPPLEMENT TO PROXY STATEMENT
DATED SEPTEMBER 28, 2000

To:  STOCKHOLDERS OF INVESTAMERICA, INC.

Re:  SPECIAL MEETING OF STOCKHOLDERS TO BE
     HELD ON FRIDAY, OCTOBER 27, 2000

Date: October 12, 2000


Dear Stockholder:

Unfortunately, we found an error in the proxy statement recently sent to you in connection with the Special Meeting of Stockholders of InvestAmerica, Inc. to be held later this month. The date of the Meeting was incorrectly stated on the page following the Notice of Meeting as November 3, 2000. THE CORRECT DATE OF THE MEETING (AS SET FORTH IN THE NOTICE) IS FRIDAY, OCTOBER 27, 2000 at 12:00 noon. The Meeting is being held at the Marriott Park City, located at 1895 Sidewinder Drive, Park City, Utah 84060.

We sincerely apologize for the error and any confusion it may have caused. We look forward to seeing you at the Meeting.



                                          Very truly yours,


                                          Brian Kitts, Secretary

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